Note Payable Issued in Restaurant.com, Inc. Transaction	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Note Payable Issued in Restaurant.com, Inc. Transaction

9. Note Payable Issued in Restaurant.com, Inc. Transaction

Pursuant to the terms of the agreement with Restaurant.com, Inc. entered into on March 1, 2020, the Company executed an unsecured promissory note in the principal amount of $1,500,000 that matures on March 1, 2023. The promissory note bears interest at a rate of 6% per annum and is convertible at the option of the Company into common shares at a price to be determined on the date of conversion.

At December 31, 2021 and 2020, the note payable had a principal balance outstanding of $1,500,000 and accrued interest payable of $162,300 and $73,973, respectively. During the years ended December 31, 2021 and 2020, interest expense was $88,327 and $73,973, respectively.